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              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                             SAC TECHNOLOGIES, INC.


NUMBER                                                            SHARES

------                                                            ------

                                                             SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

                                                             CUSIP 78386P 10 4


THIS CERTIFIES THAT






IS THE OWNER OF



             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

                             SAC TECHNOLOGIES, INC.


TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


DATED:


/s/ Benedict A. Wittig                                     /s/ Barry Wendt
     SECRETARY                                         CHIEF EXECUTIVE OFFICER




Countersigned and Registered:
   FIRSTAR TRUST COMPANY
     Transfer Agent and Registrar



        By
                                  Authorized Signature




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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UTMA - ___________ Custodian __________
                                                  (Cust)                (Minor)
TEN ENT - as tenants by entireties              under Uniform Transfer to Minors

JT TEN  - as joint tenants with right           Act ____________________________
          of survivorship and not as                         (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.
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FOR VALUE RECEIVED ____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ SHARES OF THE

CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY

CONSTITUTE AND APPOINT _________________________________________________________

_________________________________________________________ATTORNEY TO TRANSFER

THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF

SUBSTITUTION IN THE PREMISES.


DATED                           _______________________________________________

                                _______________________________________________

                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED